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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):       March 16, 2000



                    LOGIX COMMUNICATIONS ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


               OKLAHOMA                   333-58693              73-1533356
      (State or other jurisdiction      (Commission           (I.R.S. Employer
          of incorporation)             File Number)         Identification No.)


       3555 N.W. 58th Street
             Tenth Floor
        Oklahoma City, Oklahoma                                    73114
(Address of principal executive offices)                         (Zip Code)


                               (405) 516-8400
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         Logix Communications Enterprises, Inc. (the "Company") reported certain information with respect to changes in its executive officers. The Company's press release announcing the change in executive officers, dated March 16, 2000 is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired

         Not Applicable

    (b)  Pro Forma Financial Information

         Not Applicable

    (c)  Exhibits

         The following exhibits are filed as a part of this report:

         Exhibit
           No.       Description                            Method of Filing
         -------     -----------                            ----------------
          99.1       Press release dated March 16, 2000     Filed herewith





                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 2000             Logix Communications Enterprises, Inc.
                                       (Registrant)

                                       By: /s/ Albert H. Pharis, Jr.
                                           ---------------------------
                                               Albert H. Pharis, Jr.
                                               Chief Executive Officer



                                 EXHIBIT INDEX

Exhibit
  No.       Description                            Method of Filing
-------     -----------                            ----------------
 99.1       Press release dated March 16, 2000     Filed herewith